Income Taxes (Reconciliation Between Taxes Calculated Federal Corporate Tax On Income Before Income Taxes And Recorded Income Tax Provision) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Taxes [Abstract]
Federal corporate tax rate	35.00%
Tax at federal corporate rate of 35%	$ 67.0	$ 97.3	$ 108.6
(Decrease) increase in rate resulting from Tax exempt interest	(0.1)	(0.2)	(0.3)
(Decrease) Increase in rate resulting from Dividends received deduction	(3.1)	(3.1)	(3.2)
(Decrease) Increase in rate resulting from State income taxes, net of federal benefit	(0.1)	(0.1)	1.0
(Decrease) Increase in rate resulting from Federal tax credits	(8.6)	(3.3)	(3.1)
(Decrease) increase in rate resulting from Other	(0.3)	1.6	1.9
Total income tax provision	$ 54.8	$ 92.2	$ 104.9